UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 10, 2007
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-51290                52-1841431
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


      777 OLD SAW MILL RIVER ROAD
          TARRYTOWN, NEW YORK                                  10591
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


                                 (914) 606-3500
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01   OTHER EVENTS.

On April 10, 2007, the registrant, EpiCept Corporation (the "Company") announced that it received notification today from the Nasdaq Listing Qualifications Panel that the Company is in compliance with the Panel's decision, dated January 26, 2007, that EpiCept hold a special meeting of stockholders and secure approval of two financing transactions completed on December 21, 2006. The Panel had ruled that such approval was required for the continued listing of EpiCept's securities on The Nasdaq Stock Market.

On April 9, 2007, EpiCept announced that the two transactions, a private placement and standby equity distribution agreement, were approved by the stockholders at a special meeting held on Friday, April 6, 2007.

The Company also announced today that in its Annual Report on Form 10-K for the year ended December 31, 2006, filed on April 2, 2007, the Company's independent registered public accounting firm's report expressed an unqualified opinion on the December 31, 2006 consolidated financial statements and included an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. The Company's independent registered public accounting firm also expressed an unqualified opinion on management's assessment of the effectiveness of the Company's internal control over financial reporting and an unqualified opinion on the effectiveness of the Company's internal control over financial reporting

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 2.02 and Item 8.01 by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            99.1 Press release of EpiCept Corporation, dated April 10, 2007, announcing EpiCept Corporation Receives Nasdaq Notice of Compliance.




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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EPICEPT CORPORATION

                                         /s/ ROBERT W. COOK
                                         --------------------------------------
                                         Name: Robert W. Cook
                                         Title: Chief Financial Officer

Date: April 11, 2007




















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
                                  EXHIBIT INDEX


EXHIBIT                                DESCRIPTION
-------                                -----------

  99.1 Press release of EpiCept Corporation, dated April 10, 2007, announcing EpiCept Corporation Receives Nasdaq Notice of Compliance.































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